UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43445 Business Park Drive, Suite 103

Temecula, California 92590

(Address of principal executive offices, including zip code)

(951) 699-6991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 22, 2013, in a discussion with Institutional Shareholder Services Inc. (“ISS”), representatives of Outdoor Channel Holdings, Inc. (“Outdoor Channel” or the “Company”) disclosed to ISS that the Company participated in discussions regarding a potential transaction with a group that included UTR LLC (“UTR”) prior to entering into the merger agreement with InterMedia Outdoor Holdings, LLC (“IMOTSC”) and certain other parties thereto (the “Merger Agreement”). Further, the Company confirmed to ISS that the UTR related group is referred to as “Party A” in the Company’s proxy statement included in the Registration Statement on Form S-4 filed by InterMedia Outdoor Holdings, Inc. (“IMOH”). The Company also described to ISS that, after nine months of repeated requests to UTR for a firm proposal with details on its proposed equity and debt financing, the UTR related group never submitted a firm proposal.

The Company also confirmed it was in receipt of a letter from UTR, dated February 12, 2013, stating its position that Outdoor Channel’s proposed transaction with IMOTSC was not in the best interests of the Outdoor Channel stockholders. Further, the Company confirmed that it was aware of recent media reports regarding UTR.

The Board of Directors of Outdoor Channel has reviewed UTR’s letter and the related media reports and believes that the proposed transaction with IMOTSC is in the best interests of Outdoor Channel and its stockholders.

The Outdoor Channel Board unanimously recommends that Outdoor Channel’s stockholders vote “FOR” the proposal to adopt the Merger Agreement included in the Proxy Statement/Prospectus, as well as all other related proposals. On February 12, 2013, Outdoor Channel commenced the mailing of the definitive proxy statement/prospectus with respect to the transaction to stockholders of Outdoor Channel. The Special Meeting of the stockholders of Outdoor Channel will be held on March 13, 2013, at 9:00 a.m., Pacific time, at Outdoor Channel’s facilities at 43455 Business Park Drive in Temecula, California.

The Merger Agreement was previously filed with the SEC on November 16, 2012 as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 15, 2012

The Registration Statement on Form S-4 (Registration No. 333-185106) filed by InterMedia Outdoor Holdings, Inc. (“IMOH”) was declared effective on February 11, 2013.

If you have any questions, or require assistance in voting your proxy, please call our proxy solicitor, Georgeson Inc. at (888) 293-6812 (toll free) or (212) 440-9800 (banks and brokers).

IMPORTANT INFORMATION FOR INVESTORS AND SECURITYHOLDERS

This communication is being made in respect of a proposed business combination involving Outdoor Channel and IMOTSC. In connection with the proposed transaction, the Registration Statement on Form S-4, as amended (Registration No. 333-185106), filed by InterMedia Outdoor Holdings, Inc. (“IMOH”) on November 21, 2012 with the SEC, that includes the proxy statement of Outdoor Channel and that also constitutes a prospectus of IMOH, was declared effective on February 11, 2013.

On February 12, 2013, Outdoor Channel commenced the mailing of the definitive proxy statement/prospectus with respect to the transaction to stockholders of Outdoor Channel. OUTDOOR CHANNEL URGES

INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS INCLUDED AND INCORPORATED THEREIN AND FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Outdoor Channel through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement/prospectus and other documents filed with the SEC can also be obtained on Outdoor Channel’s website at www.outdoorchannel.com.

PROXY SOLICITATION

Outdoor Channel and its respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Outdoor Channel stockholders in favor of the acquisition. A description of the interest of Outdoor Channel’s directors and executive officers in Outdoor Channel is set forth in the proxy statement for Outdoor Channel’s 2012 annual meeting of stockholders, which was filed with the SEC on April 19, 2012. Details of any benefits in connection with the proposed transaction are described in the definitive proxy statement/prospectus. You can find information about Outdoor Channel’s executive officers and directors in its annual report on Form 10-K filed with the SEC on March 9, 2012. You can obtain free copies of these documents from Outdoor Channel in the manner set forth above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

Date: February 22, 2013	/s/ Catherine C. Lee
Catherine C. Lee Exec. VP, General Counsel and Corporate Secretary